UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

UNISOURCE ENERGY CORPORATION
 (Exact name of registrant as specified in its charter)

Arizona	1-13739	86-0786732
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

UniSource Energy Corporation (“UniSource Energy”) previously adopted the UniSource Energy Corporation Management and Directors Deferred Compensation Plan (the “Prior Plan”). The Prior Plan was amended and restated effective as of January 1, 2001 and subsequently was further amended. The Prior Plan allowed participants to defer all or a portion of their annual salary and/or director fees and bonuses.

Section 409A of the Internal Revenue Code (the “Code”), which became effective as of January 1, 2005, imposed a series of new requirements on non-qualified deferred compensation plans such as the Prior Plan. Participant accounts that were deferred and vested under the Prior Plan on or before December 31, 2004 are considered “grandfathered accounts” and are not subject to the requirements of Section 409A of the Code. Participant accounts that were deferred and vested on or after January 1, 2005 are considered “non-grandfathered accounts” that are subject to the requirements of Section 409A of the Code.

On November 26, 2008, UniSource Energy adopted the UniSource Energy Corporation Management and Directors Deferred Compensation Plan II (the “Plan”) in order to bring the non-grandfathered accounts into documentary compliance with the requirements of Section 409A of the Code. The grandfathered accounts are subject to and governed by the terms of the Prior Plan and the non-grandfathered accounts are subject to and governed by the terms of the Plan.

Participants in the Plan include directors, officers and certain other employees of UniSource Energy. Under the Plan, employee participants are allowed to defer on a pre-tax basis up to 100% of base salary and cash bonuses and non-employee director participants are allowed to defer up to 100% of their cash compensation. The Plan also allows the executive employee participants to obtain the 401(k) company match beyond the IRS-prescribed contribution and salary limitations of UniSource Energy’s 401(k) Plan. The deferred amounts are valued daily as if invested in one or more of a number of investment funds, including UniSource Energy stock units, each of which may appreciate or depreciate in value over time. The choice of investment funds is determined by the individual participant.

The description of the Plan set forth above is qualified in its entirety by reference to the actual Plan, which is filed as Exhibit 10.1 hereto (via incorporation by reference to Exhibit 4.1 to the Registration Statement on Form S-8 (No. 333-156491) that UniSource Energy filed on December 30, 2008).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

10.1	UniSource Energy Corporation Management and Directors Deferred Compensation Plan II (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 (No. 333-156491) that UniSource Energy filed on December 30, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNISOURCE ENERGY CORPORATION

Date: December 30, 2008	/s/ Raymond S. Heyman

Raymond S. Heyman
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.     Description

10.1	UniSource Energy Corporation Management and Directors Deferred Compensation Plan II (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 (No. 333-156491) that UniSource Energy filed on December 30, 2008).